Exhibit 10.2

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
FIRST AMENDMENT, dated as of September 30, 2018 (this “Amendment”) to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 22, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among W.P. Carey Inc. (together with its permitted successors and assigns, the “Company”), each Designated Borrower from time to time party thereto, certain Subsidiaries of the Company identified therein, from time to time as Guarantors, the Lenders, Swing Line Lenders and L/C Issuers (each as defined in the Credit Agreement) and Bank of America, N.A., as Administrative Agent.
W I T N E S S E T H:
WHEREAS, the Company has requested that the Credit Agreement be modified as herein set forth; and
WHEREAS, the Required Lenders have agreed to modify the Credit Agreement as herein set forth solely upon the terms and conditions provided for in this Amendment.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
1.Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
2.    Definition of LIBOR Quoted Currency. The definition of LIBOR Quoted Currency contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows.
“LIBOR Quoted Currency” means each of the following currencies: Dollars, Euro, Sterling, Yen and Swiss Franc; in each case as long as there is a published LIBOR rate with respect thereto.
3.    Definition of Unencumbered Eligible Project. Clause (a) of the first sentence of the definition of Unencumbered Eligible Project contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a) which is located in (i) the United States, Canada, United Kingdom, Germany, Spain, France, Japan, Australia, Netherlands, Poland, Finland, Sweden, Austria, Norway, Denmark or Italy, (ii) Mexico, Belgium, Portugal or Hungary, or (iii) such other jurisdictions as agreed by the Administrative Agent and the Required Lenders,
4.    Additional definitions. Section 1.01 of the Credit Agreement is hereby amended to include the following new defined terms in the appropriate alphabetical order:
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Yen” and “¥” mean the lawful currency of Japan.
5.    Section 1.02. Section 1.02 of the Credit Agreement is hereby amended by inserting a new paragraph (d) at the end of such section that reads as follows:
(d)    Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
6.    Section 1.08(d). Section 1.08(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(d)    If the Administrative Agent and, if applicable, the applicable L/C Issuer(s) consent to a Supplemental Request, and one or more Alternative Currency Tranche Lenders agree to provide a commitment in the applicable Supplemental Currency, the Administrative Agent shall so notify the Company, and the Administrative Agent and the Company shall determine the date such commitment shall become effective (the “Supplemental Tranche Effective Date”), and any other terms relating thereto. The Administrative Agent shall promptly distribute a revised Schedule 2.01 to each Revolving Credit Lender reflecting such new commitment and notify each Revolving Credit Lender of the Supplemental Tranche Effective Date. For the avoidance of doubt, from and after the Supplemental Tranche Effective Date with respect to any Supplemental Currency, all references in this Agreement to Alternative Currency or Alternative Currencies shall be deemed, unless the context otherwise requires, to include a reference to such Supplemental Currency. If the Administrative Agent shall fail to obtain any requisite consent to a Supplemental Request or no Alternative Currency Tranche Lender agrees to provide a commitment in the applicable Supplemental Currency, the Administrative Agent shall promptly so notify the Company.
7.    Section 2.15(b)(v). Section 2.15(b)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(v)    upon the reasonable request of any Lender made at least ten days prior to the Initial Extension Effective Date or the Interim Extension Effective Date, as applicable, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation, in each case at least five days prior to such effectiveness date.
8.    Section 2.16(c). Section 2.16(c) of the Credit Agreement is hereby amended by inserting a new clause (iv) at the end thereof that read as follows:
(iv)    upon the reasonable request of any Lender made at least ten days prior to the applicable Increase Effective Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation, in each case at least five days prior to such effectiveness date.
9.    Section 3.02. The second paragraph of Section 3.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Notwithstanding the foregoing, if the Company has been notified that any Lender has made a determination described in the first sentence of this Section, the Administrative Agent, in consultation with the Company and the affected Lenders, may establish an alternative interest rate for the Loans, if any, made by such affected Lenders in an Alternative Currency (the “Affected Loans”), in which case, such alternative rate of interest shall apply with respect to the Affected Loans of each affected Lender until (1) such Lender revokes the notice delivered under the first sentence of this Section, (2) the Administrative Agent or the affected Lenders notify the Administrative Agent and the Company that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Affected Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Company written notice thereof.
10.    Section 3.08. The Credit Agreement is hereby amended by inserting a new Section 3.08 that reads as follows:
3.08    LIBOR Successor Rate. (a) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that:

(i)    adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)    the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or
(iii)    syndicated loans currently being executed, or that include language similar to that contained in this Section 3.08, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Company may jointly agree to amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.
(b)    If no LIBOR Successor Rate has been determined and the circumstances under clause (a)(i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
The provisions of this Section 3.08 shall supersede any provision in Section 11.01 to the contrary and no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, amend or waive, or consent to any departure from, such provisions, including the defined terms used herein and set forth below.
As used above:
“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the reasonable discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent reasonably determines in consultation with the Company).
11.    Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by inserting a new clause (g) that read as follows:
(g)    promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent, any L/C Issuer or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation.
12.    Section 7.05(d). Section 7.05(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(d)    (i) the Disposition of any Project or other Property and (ii) the sale or other Disposition of all, but not less than all, of the Equity Interests of any Subsidiary that is not a Wholly-Owned REIT Subsidiary; provided that such Disposition shall not result in a Material Adverse Effect and at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing or would result therefrom.
13.    Conditions to Effectiveness. Subject to satisfaction of each of the following conditions precedent (the date on which such conditions precedent are satisfied being the “Amendment Date”), this Amendment shall become effective as of September 30, 2018:

(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, Lenders constituting the Required Lenders and Tranche Required Lenders for the Alternative Currency Tranche; and
(b)    upon the reasonable request of any Lender made at least ten days prior to the Amendment Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation, in each case at least five days prior to the Amendment Date.
14.    Representations and Warranties. The Company represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
(a)    Each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under, and consummate the transactions contemplated by, this Amendment. The execution, delivery and performance by each Loan Party of, and the consummation by each Loan Party of the transactions contemplated by, this Amendment have been duly authorized by all necessary corporate or other organizational action. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, or for the consummation of the transactions contemplated by this Amendment. This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The execution, delivery and performance by each Loan Party of, and the consummation by each Loan Party of the transactions contemplated by, this Amendment do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.
(c)    All representations and warranties contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the Amendment Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification.
(d)    There exists no Default.
15.    Ratification and Confirmation. Except as expressly provided by this Amendment, nothing contained herein shall be construed as a waiver, amendment or modification of any other provision of the Credit Agreement or the other Loan Documents or a consent to any further or future action on the part of the Company or any other Loan Party that would require the waiver or consent of the Lenders. The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents is hereby ratified and confirmed in all respects and remains in full force and effect from and after the date of this Amendment. The Company and each other Loan Party hereby ratifies its obligations and liabilities under the Credit Agreement (as amended by this Amendment) and the other Loan Documents (including its Obligations).
16.    Continuing Effect. From and after the Amendment Date, all references in the Loan Documents to the “Credit Agreement,” “Loan Documents,” “thereunder,” “thereof,” or words of similar import shall mean the Credit Agreement and the other Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for or otherwise contemplated in this Amendment.
17.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
18.    Miscellaneous. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

W.P. CAREY INC.

By:	/s/ Mark J. Foresi
Name: Mark J. Foresi
Title: Senior Vice President, Capital Markets

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael J. Kauffman
Name: Michael J. Kauffman
Title: Vice President

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Christian Lunt
Name: Christian Lunt
Title: Executive Director

[Signature Page to First Amendment]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Kristen Ray
Name: Kristen Ray
Title: Vice President

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

[Signature Page to First Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

[Signature Page to First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Lee Hord
Name: Lee Hord
Title: Senior Vice President

[Signature Page to First Amendment]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Donald Woods
Name: Donald Woods
Title: Senior Vice President

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Brian P. Kelly
Name: Brian P. Kelly
Title: Senior Vice President

[Signature Page to First Amendment]

REGIONS BANK, as a Lender

By:	/s/ Lori Chambers
Name: Lori Chambers
Title: Senior Vice President

[Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Chad Hale
Name: Chad Hale
Title: Director & Execution Head, REGAL

[Signature Page to First Amendment]

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Kevin Fennell
Name: Kevin Fennell
Title: Director

[Signature Page to First Amendment]

FIFTH THRID BANK, AN OHIO BANKING
CORPORATION, as a Lender

By:	/s/ Casey Ciccone
Name: Casey Ciccone
Title: Vice President

[Signature Page to First Amendment]

THE BANK OF NEW YORK MELLON, as a
Lender

By:	/s/ Adam Petrasovic
Name: Adam Petrasovic
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE BANK, as a Lender

By:	/s/ Richard Assatt
Name: Richard Assatt
Title: Senior Lender/Vice President

[Signature Page to First Amendment]

BANK OF CHINA, NEW YORK BRANCH, as a
Lender

By:	/s/ Raymond Oiao
Name: Raymond Oiao
Title: Executive Vice President

[Signature Page to First Amendment]

ACKNOWLEDGED BY:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Anthony W. Kell
Name: Anthony W. Kell
Title: Vice President

[Signature Page to First Amendment]